EX-99.B-77Q1(a)

SUB-ITEM 77Q1(a):  Material amendments to the registrant’s charter or by-laws.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated July 9, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014 and May 29, 2014

The following replaces the “Portfolio Manager” section for Ivy Funds VIP High Income:

Portfolio Manager

Chad A. Gunther, Vice President of WRIMCO, has managed the Portfolio since July 2014.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP High Income:

Ivy Funds VIP High Income: Chad A. Gunther is primarily responsible for the day-to-day management of Ivy Funds VIP High Income and has held his Portfolio responsibilities since July 2014. Mr. Gunther is Vice President of WRIMCO and IICO and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by WRIMCO and IICO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated July 16, 2014 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2014

All references and information related to William Nelson are deleted in their entirety.

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The following is added to the “Portfolio Managers – Portfolio Managers employed by WRIMCO” section that begins on page 70:

The following table provides information relating to Chad A. Gunther as of June 30, 2014:

Chad A. Gunther–Ivy Funds VIP High Income*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees***	0	0	0
Assets Managed (in millions)**	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)***	$0	$0	$0
*	Mr. Gunther assumed investment management responsibilities for Ivy Funds VIP High Income effective July 9, 2014.
**	This data does not include Ivy Funds VIP High Income, since Mr. Gunther was not the portfolio manager of Ivy Funds VIP High Income on June 30, 2014.
***	This data does not include Accounts Managed with Performance-Based Advisory Fees, since Mr. Gunther was not the portfolio manager of any of these accounts on June 30, 2014.

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The following is added to the two charts in the “Portfolio Managers – Portfolio Managers employed by WRIMCO – Ownership of Securities” section on pages 74 to 75 and 75 to 76, respectively:

As of June 30, 2014, the dollar range of shares of the Portfolio beneficially owned by the portfolio manager is:

Manager	Portfolio Managed in Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in Funds in Fund Complex
Chad A. Gunther	Ivy Funds VIP High Income[1]	$0	$0	$100,001 to $500,000
*	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[1]	Mr. Gunther assumed investment management responsibilities for Ivy Funds VIP High Income effective July 9, 2014.

With limited exceptions, a portion of the portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares of the Portfolio deemed owned by the portfolio manager is:

Manager	Portfolio Managed in the Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Deemed Owned* in Portfolio or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in Funds in the Fund Complex
Chad A. Gunther	Ivy Funds VIP High Income[2]	$50,001 to $100,000	$50,001 to $100,000
*	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[1]	Shares deemed owned in Portfolio or similarly managed style within the Fund Complex which is managed by the Manager.
[2]	Mr. Gunther assumed investment management responsibilities for Ivy Funds VIP High Income effective July 9, 2014.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated August 4, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014, May 29, 2014 and July 9, 2014

Portfolio Manager Changes:

The following replaces the “Portfolio Manager” section for Ivy Funds VIP Dividend Opportunities:

Portfolio Manager

Christopher J. Parker, Vice President of WRIMCO, has managed the Portfolio since August 2014.

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The following replaces the “Portfolio Manager” section for Ivy Funds VIP Small Cap Value:

Portfolio Manager

Kenneth G. Gau, Vice President of WRIMCO, has managed the Portfolio since August 2014.

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The following replaces the “Portfolio Manager” section for Ivy Funds VIP Bond:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Portfolio since August 2008, and Susan Regan, Vice President of WRIMCO, has managed the Portfolio since August 2014.

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The following replaces the “Portfolio Manager” section for Ivy Funds VIP Limited-Term Bond:

Portfolio Managers

Mark Otterstrom, Senior Vice President of WRIMCO, has managed the Portfolio since its inception in August 2010, and Susan Regan, Vice President of WRIMCO, has managed the Portfolio since August 2014.

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The following replaces the “Portfolio Manager” section for Ivy Funds VIP International Growth:

Portfolio Manager

Sarah C. Ross, Vice President of WRIMCO, has managed the Portfolio since August 2014.

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The following replaces the “Portfolio Manager” section for Ivy Funds VIP Asset Strategy:

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Chace Brundige, Senior Vice President of WRIMCO, and Cynthia P. Prince-Fox, Senior Vice President of WRIMCO, have managed the Portfolio since August 2014.

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The following replaces the “Portfolio Manager” section for Ivy Funds VIP Balanced:

Portfolio Manager

Matthew A. Hekman, Vice President of WRIMCO, has managed the Portfolio since August 2014.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Asset Strategy:

Ivy Funds VIP Asset Strategy: Michael L. Avery, F. Chace Brundige and Cynthia P. Prince-Fox are primarily responsible for the day-to-day management of Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR), since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Brundige has held his responsibilities for Ivy Funds VIP Asset Strategy since August 2014. In 2003, he joined WRIMCO as an assistant portfolio manager for the large cap growth equity team, and became a portfolio manager in February 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Ms. Prince Fox has held her responsibilities for Ivy Funds VIP Asset Strategy since August 2014. She is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. In addition, Ms. Prince-Fox served as Chief Investment Officer of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc. from February 2002 to November 2004. She has also served as portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Balanced:

Ivy Funds VIP Balanced: Matthew A. Hekman is primarily responsible for the day-to-day management of Ivy Funds VIP Balanced and has held his Portfolio responsibilities since August 2014. Mr. Hekman is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He joined Waddell & Reed in June 2003 as a performance analyst, and joined the large-cap value team as assistant portfolio manager in September 2011. Mr. Hekman graduated from Dordt College in 1998 with a BA in business administration and earned an MBA with an emphasis in finance from the University of Kansas in 2003. He is a member of the CFA Institute.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Bond:

Ivy Funds VIP Bond: Mark Otterstrom and Susan Regan are primarily responsible for the day-to-day management of Ivy Funds VIP Bond. Mr. Otterstrom has held his responsibilities for Ivy Funds VIP Bond since August 2008. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has served as portfolio manager for investment companies managed by WRIMCO since June 2000, and has been an employee of such since May 1987. Mr. Otterstrom earned a BS in finance from the University of Tulsa, and an MBA in finance from the University of Missouri at Kansas City. He is a Chartered Financial Analyst.

Ms. Regan has held her responsibilities for Ivy Funds VIP Bond since August 2014. She is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Regan joined Waddell & Reed in November 2007 as a fixed-income investment analyst and trader. She was appointed assistant vice president and assistant portfolio manager in January 2010. She earned a BA in economics in May 1984 and an MA in economics in December 1985 from the University of Missouri-Columbia.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Dividend Opportunities:

Ivy Funds VIP Dividend Opportunities: Christopher J. Parker is primarily responsible for the day-to-day management of Ivy Funds VIP Dividend Opportunities, and has held his Portfolio responsibilities since August 2014. Mr. Parker is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He joined Waddell & Reed in January 2008 as an investment analyst and has served as portfolio manager for investment companies managed by WRIMCO and IICO since September 2011. He earned a BS degree in Finance from Boston College and an MBA with concentrations in Finance and Management /Strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP International Growth:

Ivy Funds VIP International Growth: Sarah C. Ross is primarily responsible for the day-to-day management of Ivy Funds VIP International Growth. Ms. Ross has held her responsibilities for Ivy Funds VIP International Growth since August 2014. Ms. Ross is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. She joined WRIMCO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. Ms. Ross became an assistant portfolio manager with the large cap growth equity team in February 2006. She holds a BS degree in business administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied global finance, French society, international marketing and corporate law at Ecole Europeene Des Affaires A Paris, Paris, France. Ms. Ross is a Chartered Financial Analyst, a member of the CFA Institute and a member of the St. Louis Society of Financial Analysts.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Limited-Term Bond:

Ivy Funds VIP Limited-Term Bond: Mark Otterstrom and Susan Regan are primarily responsible for the day-to-day management of Ivy Funds VIP Limited-Term Bond. Mr. Otterstrom has held his Portfolio responsibilities since the inception of the Portfolio in August 2010, and Ms. Regan has held her Portfolio responsibilities since August 2014. Mr. Otterstrom and Ms. Regan are also the portfolio managers for Ivy Funds VIP Bond, and their biographical information is listed in the disclosure for Ivy Funds VIP Bond.

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The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Small Cap Value:

Ivy Funds VIP Small Cap Value: Kenneth G. Gau is primarily responsible for the day-to-day management of Ivy Funds VIP Small Cap Value, and has held his Portfolio responsibilities since August 2014. Mr. Gau is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. He joined Waddell & Reed in June 2000 as an investment analyst and joined the small-cap growth team as assistant portfolio manager in March 2006. Mr. Gau graduated from The Pennsylvania State University Smeal College of Business Administration in May 1994 with a BS in finance and earned an MBA from Cornell University Johnson Graduate School of Management in May 2000.

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Other Changes:

The following replaces the third paragraph under the “The Management of the Portfolios—Portfolio Management” section:

Currently, only shareholders of Micro Cap Growth and the Managed Volatility Portfolios have approved the use of the Order. Accordingly, only Micro Cap Growth and the Managed Volatility Portfolios may rely on the Order. If shareholders of other Portfolios approve the use of the Order in the future, then those Portfolios also may rely on the Order.

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The following replaces the last paragraph of the “The Management of the Portfolios — Management and Other Fees” section:

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed, Inc. (Waddell & Reed) compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.232% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.22% annually of the average daily account value of all variable annuity assets.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated August 22, 2014 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2014

and as supplemented July 16, 2014

The following replaces the information in the “Portfolio Managers – Portfolio Managers employed by WRIMCO” section on pages 71 and 72 for Chace Brundige, Christopher Parker and Cynthia Prince-Fox:

The following table provides information relating to Chace Brundige as of June 30, 2014:

Chace Brundige–Ivy Funds VIP Asset Strategy*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$1,569.3	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
*	Mr. Brundige assumed investment co-management responsibilities for Ivy Funds VIP Asset Strategy effective August 4, 2014.
**	This data includes Ivy Funds VIP International Growth (which Mr. Brundige managed until August 4, 2014), but does not include Ivy Funds VIP Asset Strategy, since Mr. Brundige was not a co-portfolio manager of Ivy Funds VIP Asset Strategy on June 30, 2014.

The following table provides information relating to Christopher Parker as of June 30, 2014:

Christopher Parker–Ivy Funds VIP Dividend Opportunities*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$605.0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
*	Mr. Parker assumed investment management responsibilities for Ivy Funds VIP Dividend Opportunities effective August 4, 2014.
**	This data includes Ivy Funds VIP Small Cap Value (which Mr. Parker managed until August 4, 2014), but does not include Ivy Funds VIP Dividend Opportunities Fund, since Mr. Parker was not a portfolio manager of Ivy Funds VIP Dividend Opportunities on June 30, 2014.

Cynthia Prince-Fox–Ivy Funds VIP Asset Strategy*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	6	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$5,382.5	$0	$82.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
*	Ms. Prince-Fox assumed investment co-management responsibilities for Ivy Funds VIP Asset Strategy effective August 4, 2014.
**	This data includes Ivy Funds VIP Balanced and Ivy Funds VIP Dividend Opportunities (which Ms. Prince-Fox managed until August 4, 2014), but does not include Ivy Funds VIP Asset Strategy, since Ms. Prince-Fox was not a co-portfolio manager of Ivy Funds VIP Asset Strategy on June 30, 2014.

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The following is added to the end of the “Portfolio Managers – Portfolio Managers employed by WRIMCO” section on page 73 for Kenneth Gau, Matthew Hekman, Susan Regan and Sarah Ross:

The following table provides information relating to each of the following portfolio managers as of June 30, 2014:

Kenneth Gau–Ivy Funds VIP Small Cap Value*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
*	Mr. Gau assumed investment management responsibilities for Ivy Funds VIP Small Cap Value effective August 4, 2014.

Matthew Hekman–Ivy Funds VIP Balanced*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
*	Mr. Hekman assumed investment management responsibilities for Ivy Funds VIP Balanced effective August 4, 2014.

Susan Regan–Ivy Funds VIP Bond*

                        Ivy Funds VIP Limited-Term Bond*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
*	Ms. Regan assumed investment co-management responsibilities for Ivy Funds VIP Bond and Ivy Funds VIP Limited-Term Bond effective August 4, 2014.

Sarah Ross–Ivy Funds VIP International Growth*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$359.8	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
*	Ms. Ross assumed investment management responsibilities for Ivy Funds VIP International Growth effective August 4, 2014.
**	This data includes other funds in the Fund Complex (which Ms. Ross managed until August 4, 2014), but does not include Ivy Funds VIP International Growth, since Ms. Ross was not a portfolio manager of Ivy Funds VIP International Growth on June 30, 2014.

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The following replaces the information in the two charts of the “Portfolio Managers – Portfolio Managers employed by WRIMCO – Ownership of Securities” section for the following portfolio managers on pages 74 through 76:

As of June 30, 2014, the dollar range of shares beneficially owned by each of the following portfolio managers is:

Manager	Portfolio Managed in Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Chace Brundige	Ivy Funds VIP Asset Strategy[1]	$0	$0	$100,001 to $500,000
Christopher Parker	Ivy Funds VIP Dividend Opportunities[2]	$0	$0	$100,001 to $500,000
Cynthia Prince Fox	Ivy Funds VIP Asset Strategy[3]	$10,001 to $50,000	$100,001 to $500,000	over $1,000,000
*	The Portfolios’ shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[1]	Mr. Brundige assumed investment co-management responsibilities for Ivy Funds VIP Asset Strategy effective August 4, 2014.
[2]	Mr. Parker assumed investment management responsibilities for Ivy Funds VIP Dividend Opportunities effective August 4, 2014.
[3]	Ms. Prince-Fox assumed investment co-management responsibilities for Ivy Funds VIP Asset Strategy effective August 4, 2014.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by each of the following portfolio managers is:

Manager	Portfolio Managed in the Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Deemed Owned* in Portfolio or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
Chace Brundige	Ivy Funds VIP Asset Strategy[2]	$0	$500,001 to $1,000,000
Christopher Parker	Ivy Funds VIP Dividend Opportunities[3]	$0	$0
Cynthia P. Prince-Fox	Ivy Funds VIP Asset Strategy[4]	$0	$500,001 to $1,000,000
*	The Portfolios’ shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Mr. Brundige assumed investment co-management responsibilities for Ivy Funds VIP Asset Strategy effective August 4, 2014.
[3]	Mr. Parker assumed investment management responsibilities for Ivy Funds VIP Dividend Opportunities effective August 4, 2014.
[4]	Ms. Prince-Fox assumed investment co-management responsibilities for Ivy Funds VIP Asset Strategy effective August 4, 2014.

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The following information is added to the two charts of the “Portfolio Managers – Portfolio Managers employed by WRIMCO – Ownership of Securities” section for the following portfolio managers on pages 74 through 76:

As of June 30, 2014, the dollar range of shares beneficially owned by each of the following portfolio managers is:

Manager	Portfolio Managed in Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Kenneth Gau	Ivy Funds VIP Small Cap Value[4]	$0	$0	$100,001 to $500,000
Matthew Hekman	Ivy Funds VIP Balanced[5]	$0	$10,001 to $50,000	$100,001 to $500,000
Susan Regan	Ivy Funds VIP Bond[6]	$0	$10,001 to $50,000	$100,001 to $500,000
	Ivy Funds VIP Limited-Term Bond[6]	$0	$0
Sarah Ross	Ivy Funds VIP International Growth[7]	$0	$0	over $1,000,000
*	The Portfolios’ shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[4]	Mr. Gau assumed investment management responsibilities for Ivy Funds VIP Small Cap Value effective August 4, 2014.
[5]	Mr. Hekman assumed investment management responsibilities for Ivy Funds VIP Balanced effective August 4, 2014.
[6]	Ms. Regan assumed investment co-management responsibilities for Ivy Funds VIP Bond and Ivy Funds VIP Limited-Term Bond effective August 4, 2014.
[7]	Ms. Ross assumed investment management responsibilities for Ivy Funds VIP International Growth effective August 4, 2014.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2014, the dollar range of shares deemed owned by each of the following portfolio managers is:

Manager	Portfolio Managed in the Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Deemed Owned* in Portfolio or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in Funds in Fund Complex
Kenneth Gau	Ivy Funds VIP Small Cap Value[5]	$0	$0
Matthew Hekman	Ivy Funds VIP Balanced[6]	$0	$0
Susan Regan	Ivy Funds VIP Bond[7]	$0	$0
	Ivy Funds VIP Limited –Term Bond[7]	$0
Sarah Ross	Ivy Funds VIP International Growth[8]	$0	$100,001 to $500,000
*	The Portfolios’ shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[5]	Mr. Gau assumed investment management responsibilities for Ivy Funds VIP Small Cap Value effective August 4, 2014.
[6]	Mr. Hekman assumed investment management responsibilities for Ivy Funds VIP Balanced effective August 4, 2014.
[7]	Ms. Regan assumed investment co-management responsibilities for Ivy Funds VIP Bond and Ivy Funds VIP Limited-Term Bond effective August 4, 2014.
[8]	Ms. Ross assumed investment management responsibilities for Ivy Funds VIP International Growth effective August 4, 2014.

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The following replaces the rows regarding the portfolio managers listed below in the second chart in the “Portfolio Managers – Portfolio Managers employed by WRIMCO – Ownership of Securities” section on pages 75 and 76:

Manager	Portfolio Managed in the Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Deemed Owned* in Portfolio or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in Funds in Fund Complex

Daniel Becker	Ivy Funds VIP Growth	$100,001 to $500,000	$100,001 to $500,000
David Ginther	Ivy Funds VIP Energy	$10,001 to $50,000	$50,001 to $100,000
	Ivy Funds VIP Global Natural Resources	$10,001 to $50,000
*	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[1]	Shares deemed owned in Portfolio or similarly managed style within the Fund Complex which is managed by the Manager.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated November 14, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014, May 29, 2014, July 9, 2014 and August 4, 2014

The following paragraphs replace the third and fourth paragraphs of the “The Management of the Portfolios — Regulatory Matters” section:

Pursuant to the terms of the SEC Order, the $50 million in disgorgement and civil penalties, plus accrued interest, (Fair Fund) must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R and as approved by the SEC, using a distribution methodology acceptable to the Funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at http://www.sec.gov.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated November 14, 2014 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2014

and as supplemented July 16, 2014 and August 22, 2014

The following is inserted as a new paragraph following the last paragraph of the “Portfolio Managers — Compensation” section on page 74:

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all WRIMCO employees.